UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

Commission File Number: 000-53311

JayHawk Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

1314 S. Grand Blvd., Ste. 2, Box 348, Spokane, WA  99202

(Address of principal executive offices) (Zip Code)

425-442-0931

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2015, JayHawk Energy, Inc. (the “Company”) received an OTCQB Bid Price Deficiency Notice from OTC Markets (the “Notice”). The Notice stated that the Company’s bid price had closed below $0.01 for more than 30 consecutive calendar days and no longer met the Standards for Continued Eligibility for OTCQB as per the OTCQB Standards Section 2.3(2). The Company plans to regain compliance with OTCQB Standards Section 2.3(2) within the grace period allotted to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAYHAWK ENERGY, INC.

/s/ Scott Mahoney

______________________________

By:  Scott Mahoney

Title: Interim President/CEO, CFO